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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 19, 2001


                                LEARN2.COM, INC.
             (Exact name of registrant as specified in its charter)



============================   ========================   ======================
        DELAWARE                      0-24936                   75-2480669
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)
============================   ========================   ======================



1311 MAMARONECK AVENUE, SUITE 210, WHITE PLAINS, NEW YORK          10604
        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (914) 682-4300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On April 20, 2001, the Registrant and E-Stamp Corporation ("E-Stamp") announced that they have entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of the Registrant with and into E-Stamp (the "Merger"). Upon completion of the Merger, E-Stamp's shareholders will own approximately 50.1% of the new company and the Registrant's shareholders, including its convertible debenture holder, will own approximately 49.9%. The debenture holder has agreed that, prior to the completion of the merger, the debenture will be retired through the exchange of the debenture for shares of common stock of the Registrant and $1 million at the closing of the Merger. The closing of the Merger is subject to a number of customary conditions, including the vote of both companies' stockholders and registration of E-Stamp's common stock to be issued in the Merger. The following are brief descriptions of certain documents relating to the Merger which are incorporated by reference herein. The Merger Agreement is attached hereto as Exhibit 2.4 and incorporated by reference herein.

         On April 19, 2001, the Registrant entered into a Voting Agreement (the "E-Stamp Voting Agreement") with certain stockholders of E-Stamp, which contains the agreement of the parties thereto to vote all of their shares of E-Stamp capital stock for the approval of the Merger Agreement and the transactions contemplated therein. The E-Stamp Voting Agreement is attached hereto as Exhibit
10.14 and incorporated by reference herein.

         On April 19, 2001, E-Stamp entered into a Voting Agreement (the "Learn2 Voting Agreement") with certain stockholders of the Registrant which contains the agreement of the parties thereto to vote their shares of the Registrant's capital stock listed in the Learn2 Voting Agreement for the approval of the Merger Agreement and the transactions contemplated therein. The Learn2 Voting Agreement is attached hereto as Exhibit 10.15 and incorporated by reference herein.

         On April 19, 2001, the Registrant entered into a Redemption and Termination Agreement (the "Redemption and Termination Agreement") with E-Stamp and RGC International Investors, LDC which provides for, among other things, the redemption of the Convertible Debenture, dated March 10, 2000, in the aggregate principal amount of $10,000,000. The Redemption and Termination Agreement is attached hereto as Exhibit 10.16 and incorporated by reference herein.

         On April 24, 2001, the Registrant issued a Convertible Promissory Note in the aggregate principal amount of $2,000,000 (the "Convertible Note") to E-Stamp in connection with a private placement. The Convertible Note is attached hereto as Exhibit 10.17 and incorporated by reference herein as are the related Certificate of Designations, Preferences and Rights of Series E Preferred Stock of the Registrant filed with the Secretary of State of the State of Delaware on April 23, 2001 (attached hereto as Exhibit 3 (iii)) and Registration Rights Agreement, dated April 25, 2001, by and between the Registrant and E-Stamp (attached hereto as Exhibit 10.18).



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

         2.4 Agreement and Plan of Merger, dated April 19, 2001, by and among Learn2.com, Inc. and E-Stamp Corporation.
         3(iii) Certificate of Designations, Preferences and Rights of Series E Preferred Stock of Learn2.com, Inc.
         10.14 Voting Agreement, dated April 19, 2001, by and among Learn2.com, Inc. and certain stockholders of E-Stamp Corporation.
         10.15 Voting Agreement, dated April 19, 2001, by and among E-Stamp Corporation and certain stockholders of Learn2.com, Inc.
         10.16 Redemption and Termination Agreement, dated April 19, 2001, by and among Learn2.com, Inc., E-Stamp Corporation and RGC International Corporation, LDC.
         10.17 Convertible Promissory Note issued by Learn2.com, Inc. to E-Stamp Corporation.
         10.18 Registration Rights Agreement, dated April 25, 2001, by and among Learn2.com, Inc. and E-Stamp Corporation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEARN2.COM, INC.



                                  By:   /s/ Marc E. Landy
                                     -------------------------------------------
                                       Name:     Marc E. Landy
                                       Title:    Executive Vice President, Chief
                                                 Financial Officer and Secretary

Date: April 26, 2001

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                                INDEX TO EXHIBITS


EXHIBIT NO.

2.4 Agreement and Plan of Merger, dated April 19, 2001, by and among Learn2.com, Inc. and E-Stamp Corporation.
3(iii) Certificate of Designations, Preferences and Rights of Series E Preferred Stock of Learn2.com, Inc.
10.14 Voting Agreement, dated April 19, 2001, by and among Learn2.com, Inc. and certain stockholders of E-Stamp Corporation.
10.15 Voting Agreement, dated April 19, 2001, by and among E-Stamp Corporation and certain stockholders of Learn2.com, Inc.
10.16 Redemption and Termination Agreement, dated April 19, 2001, by and among Learn2.com, Inc., E-Stamp Corporation and RGC International Corporation, LDC.
10.17 Convertible Promissory Note issued by Learn2.com, Inc. to E-Stamp Corporation.
10.18 Registration Rights Agreement, dated April 25, 2001, by and among Learn2.com, Inc. and E-Stamp Corporation.